Exhibit 10.A
                                  COVANCE INC.
                           VARIABLE COMPENSATION PLAN
                            Effective January 1, 2001


1. Purpose: The purpose of the Covance Inc. Variable Compensation Plan (as amended, modified or supplemented, from time to time, the "Plan") is to reward the accomplishments of participating employees of Covance Inc. ("Covance") and its subsidiaries (collectively, the "Company") in achievement of company performance versus targets. The Plan does not constitute an amendment, supplement or modification of any individual employment agreement between the Company and an employee.

2. Eligibility: Variable compensation awards under the Plan may be made to individuals who are full-time or part-time employees of the Company (including executives of the Company) provided that:

         (a) The employee is employed with the Company on or before October 1 of the performance year in question; provided, however, that in the event an individual commences employment with the Company after October 1 of the performance year in question but otherwise satisfies the eligibility or performance requirements of the Plan, then a variable compensation award may be made upon the chief executive officer's ("CEO") recommendation. If the employee commences employment with the Company after January 1 of the performance year in question but before October 1 of such year and otherwise satisfies the eligibility or performance requirements of the Plan, then such employee's variable compensation award, if any, shall be prorated based on the actual service provided by the employee for the performance year in question based either on time worked or base pay earned.

         (b) In the case of Individual Contributor employees (as defined in Appendix 2), the employee is employed by the Company on December 15 of the performance year and, in the case of other employees, the employee is employed by the Company both on December 31 of the performance year and on the payment date (usually mid-March of the following calendar year), provided, however, that (i) in the event an employee leaves the Company as a result of death or disability the employee shall be eligible for an award which shall be prorated based on actual service provided by the employee for the performance year in question based on time worked or base pay earned in the performance year in question; and
              (ii) in the event a Manager/Supervisor or Key Executive employee's employment is terminated by the Company due to a reduction in force between December 31 and the payment date, the employee shall be eligible for an award.

         (c) With respect to Individual Contributor employees, the employee is in good standing, not on probation or involved in a formal work improvement program on the payment date; and

         (d) The employee is not eligible to participate in any other Company variable compensation plan, sales compensation plan or other similar plan.

3. Administration/Disputes: The Compensation and Organization Committee of the Covance Board of Directors (the "Committee"), consisting of at least two members who qualify as outside directors under applicable Internal Revenue Code and Securities and Exchange Commission (the "SEC") rules, codes and regulations, shall manage and administer the Plan. No member of the Committee shall be eligible for awards under the Plan. The Committee may adopt such policies, rules and regulations that it deems necessary for governing, managing or administering the Plan. To the extent consistent with the Company's Amended and Restated Certificate of Incorporation, no member of the Committee shall be liable for any action or determination with respect to the Plan, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Company's Amended and Restated Certificate of Incorporation, as amended, modified or supplemented from time to time. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Plan shall be finally determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Plan and any interpretation by the Committee of the terms of this Plan, shall be final, binding and conclusive on all persons affected thereby.

4.       Performance Year: The plan year is from January 1 through December 31.

5.       Performance Targets:

         (a) Business Units. The CEO shall propose for the approval of the Committee the performance targets for each Business Unit of the Company, including Covance Corporate (see Appendix 1 for a list of units for the 2001 performance year). The performance targets shall be based on pre-bonus operating margin, or such other financial targets as the Committee shall determine. Corporate HR and Finance shall maintain a copy of the objectives.

         (b) Individual Objectives. The Committee shall approve the objectives for the performance year of the CEO and the CEO shall approve the objectives of his direct reports, including the Corporate Senior Vice Presidents. In the case of the CEO and his executive management team, including the Corporate Officers, such objectives shall be based on a variety of performance measures, such as operating margin, and measures of customer satisfaction and operational and people excellence.

         (c) Percentage Payout. The Committee shall establish performance pool percentage payouts setting the percentage payout level, including the lowest and highest percentage payout that the pool will pay out for actual business unit results against target for each category of employee participating in the Plan.

         (d) Bonus Target Percentages. The Committee shall review bonus target percentages for each category of participating employee. The target is reflected as a percentage of an employee's base pay earned during the performance year in question (the "Employee Bonus Percentage"). The product of an employee's base pay earned during the performance year and the applicable Employee Bonus Percentage is the "Employee Bonus Target Amount").

         (e) Performance Assessment Categories. The CEO shall establish, and the Committee shall review, performance assessment categories and the impact of such performance assessment on such individuals' variable compensation award, if any, under the Plan.

6. Determination of Business Unit Bonus Pools and Total Bonus Pool: The Committee shall certify the Business Units' financial results and approve the amount of the total Bonus Pool before the payment of any variable compensation under the Plan; provided, however, that for the purpose of determining the awards to Individual Contributor employees, the CEO shall estimate the Business Unit financial results based on performance through November 30 of the performance year in question. Payout shall be made to such employees on the basis of such estimates. The total Bonus Pool shall be the aggregate of the bonus pools for all of the Business Units determined in accordance with Section 5. The Committee shall also determine whether the objectives of the CEO have been satisfied for the performance year in question. The CEO shall assess the performance of his executive management, including the Corporate Senior Vice Presidents, compared to their applicable objectives for the performance year in question and shall, at the Committee's request, review such assessments with the Committee.

7.       Bonus Pool Allocations:

         (a) Individual Contributor Awards. The variable compensation award for Individual Contributor employees shall be determined by considering the employee's Business Unit's performance compared to its Financial Target, the bonus payout percentage represented by such results (the "Business Unit Target Percentage"), and the employee's Employee Bonus Percentage.

         (b) Managers/Supervisors and Key Executive Management. The variable compensation award for Manager/Supervisor employees and Key Executive/Executive Management employees shall be determined by considering the employee's Business Unit Target Percentage, the employee's Employee Bonus Percentage and individual performance assessment; provided, however, that with respect to employees who are not Corporate Vice Presidents of the Company or higher, the CEO shall have the authority to adjust, after consultation with appropriate members of management, any individual's variable compensation award under the Plan; provided, further, however, that in no event shall the aggregate amount of the variable compensation payments to a Business Unit for a performance year exceed such Business Unit's bonus pool.

         (c) General Manager Discretionary Awards. Each Business Unit General Manager and, in the case of Covance Corporate, the CEO, shall have the discretion and authority to allocate an additional amount equal to up to 5% of the Business Unit bonus pool or such greater amount as the Committee shall authorize in any performance year (the "Discretionary Bonus") to any plan participant(s) who is not a Corporate Vice President or higher based on his/her sole and absolute judgment that such individual or entity has made a significant contribution to the Company's success or for some other important business reason. Such Discretionary Bonus shall not be paid until all other amounts payable under the Plan have been paid.

         (d) Special Incentive Pool. In the event a Business Unit exceeds its performance target, a special incentive pool shall be established from which additional incentive awards shall be made to Key Executives/Executive Management, provided, however, that members of the Global Leadership Council (which shall include the CEO and all Corporate Senior Vice Presidents) and recipients of performance shares under the Employee Equity Participation Plan during the performance year in question shall not be eligible for awards from the Special Incentive Pool.

8.       Adjustments:

         (a) Discretionary Adjustments. The CEO or the Committee, as applicable, may in calculating the amount of the total Bonus Pool and Bonus Pool for each Business Unit as of the end of the performance year in question and assessing whether the financial targets and objectives, in each case, have been satisfied, in whole or in part, as applicable, or exceeded on a basis consistent with circumstances existing when such financial targets and objectives, in each case, were established include or exclude, as applicable, the effect on the financial targets and objectives arising from any acquisition of the stock or assets of any other person or entity, the divestiture of all or any of the Company's businesses, restructurings, strategic expenditures by Covance identified to the Covance Board of Directors as such, force majeure events, material litigation, or any other unexpected or unforeseen extraordinary event or occurrence during the performance year.

         (b) Prorations. In furtherance of the second proviso of Paragraph 7(a), the computation of any individual variable compensation award to any employee under this Plan (including the CEO and executive management) shall be prorated for the aggregate effect of individual performance assessments that, without giving effect to such proration, would result in variable compensation awards that would otherwise exceed the amount of the Bonus Pool for any Business Unit for the performance year in question.

9. Payment Dates: Awards shall be paid no later than December 15 of the applicable performance year for the Individual Contributor employees and no later than March 15 following the close of the applicable performance year for the Manager/Supervisors and Key Executive/Executive Management employees. Awards are subject to all applicable tax laws and withholding requirements.

10. Earned Base Pay: For purposes of the Plan, earned base pay is defined as the cumulative base salary paid to an employee during the Plan year. Because Individual Contributor awards shall be paid out before the end of the Plan year (mid-December of the Plan year), earned base pay will be defined as cumulative base salary paid up to Mid-November plus an estimated amount of earned base pay for the remainder of the Plan year, using the formula stated below:

         (Cumulative Earned Salary) + (Per Pay Period Salary times the # of Pay Periods Remaining in Plan Year)

11. Governing Law; Binding Effect: THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ALL QUESTIONS CONCERNING THE VALIDITY AND CONSTRUCTION THEREOF SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF SAID STATE; PROVIDED, HOWEVER, THAT ALL MATTERS OF CORPORATE GOVERNANCE AND OTHER CORPORATE MATTERS CONCERNING DELAWARE CORPORATION SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW.

         Except as otherwise expressly provided herein, this Plan shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

12. Termination of Employment: Participation in the Plan does not create a contract of employment, or grant any employee of the Company the right to be retained in the service of, or otherwise employed by, the Company. Individuals will not receive a variable compensation award under this Plan for the performance year in which their employment terminates for any reason or no reason or if they are terminated for any reason or no reason prior to the date the variable compensation is actually paid for the performance year in question, except where otherwise provided in Paragraph 2 hereof. Without limiting the foregoing or Paragraph 2 hereof, any individual whose employment is terminated for wrongdoing, including, but not limited to, a violation of the Company's Business Integrity Plan, including the code of conduct, will forfeit all rights to payment under this Plan.

13. Amendment, Suspension, or Termination: The Board or Committee may, at any time, suspend, terminate, waive or amend the Plan (or provisions hereof, as applicable), in such respects as the Board or Committee deems to be in the best interest of the Company. No amendment will adversely affect any right of any grantee, or his successors in interest, to keep any variable compensation award actually made hereunder before the effective date of the amendment. Plan deferrals, if any, in effect at the Plan's termination remain in effect according to their original terms.

14. Effective Date: The Plan will take effect as of January 1, 2001 and supersedes in its entirety the Covance Inc. Variable Compensation Plan approved on February 24, 2000 (and effective January 1, 2000), the Covance Inc. Variable Compensation Plan approved on February 25, 1999 (and effective January 1, 1999), the Covance Way Covance Inc. Variable Compensation Plan, as amended, effective January 1, 1998, the Covance Inc. Variable Compensation Plan, as amended, and effective January 1, 1997, the Covance Inc. General Employee Variable Compensation Plan, as amended, and effective January 1, 1997 and the Covance Biotechnology Services Inc. Variable Compensation Plan, as amended, and effective January 1, 1997.

                                                                      Appendix 1

                COVANCE VARIABLE COMPENSATION PLAN BUSINESS UNITS
                          FOR ACCRUALS AND BONUS POOLS


o    Global Labs

o    Global Phase I Clinics

o    Research Products

o    Global Central Labs & Central Diagnostics

o    ITMS

o    Nexigent

o    Global Clinical Phase II & III

o    Periapproval Services

o    CHEOS

o    Corporate

                                                                      Appendix 2

                             Effect of Business Unit
                             -----------------------
                        Performance on Individual Payouts
                        ---------------------------------


Employee categories shall be determined by the General Manager of each Business Unit (except for Key Executive/Executive Management employees who shall be determined by the Global Leadership Council). Category guidelines and payout percentages are set forth below.

     Individual Contributor* - generally defined as:

     1.  Clerical, administrative, support-type positions
     2.  For US employees - Non-exempt status
     3.  No supervisory responsibilities
     4.  Generally, employees at a target bonus of five percent or less

     -------------------------------------------------------------------------------------------
         Business Unit Pre-Bonus Operating Margin          Percentage Bonus Payout of Target

     -------------------------------------------------------------------------------------------
            Less than 90% of target                                       80%
     -------------------------------------------------------------------------------------------
            90% to 110% of target                                        100%
     -------------------------------------------------------------------------------------------
            More than 110% of target                                     120%
     -------------------------------------------------------------------------------------------
*Individual performance assessment does not influence payout

     Manager/Supervisor - generally defined as:

     1.  Professional, managerial and/or technical expertise
     2.  For US employees, Exempt status
     3.  May have supervisory responsibilities
     4.  Employees for whom clear personal objectives are set
     5.  Leadership position within the business unit

     -------------------------------------------------------------------------------------------
         Business Unit Pre-Bonus Operating Margin          Percentage Bonus Payout of Target

     -------------------------------------------------------------------------------------------
            0% to 80% of target                                           75%
     -------------------------------------------------------------------------------------------
            100% of target                                               100%
     -------------------------------------------------------------------------------------------
            120% of target                                               125%**
     -------------------------------------------------------------------------------------------

     Key Executive/Executive Management - Corporate Officers and select senior management employees to be determined annually by the Global Leadership Council (GLC).

     -------------------------------------------------------------------------------------------
         Business Unit Pre-Bonus Operating Margin          Percentage Bonus Payout of Target

     -------------------------------------------------------------------------------------------
            0% to 80% of target                                           65%
     -------------------------------------------------------------------------------------------
            100% of target                                               100%
     -------------------------------------------------------------------------------------------
            115% or greater of target                                    125%
     -------------------------------------------------------------------------------------------
     *  Incremental payout rate between minimum and maximum is linear for the
        Manager/Supervisor and Key Executive/Executive Management categories.
     ** The maximum for Senior Managers is exclusive of any payouts under the
        Special Incentive Pool.

                                                                      Appendix 3

                 Designated Employee Performance Categories and
                 ----------------------------------------------
                       Performance Attainment Percentages
                       ----------------------------------


     -------------------------------------------------------------------------------------------------

            Rating             Needs             Achieves            Exceeds           Outstanding
                            Improvement        Expectations        Expectations
     -------------------------------------------------------------------------------------------------
         Performance
         Attainment %         0 - 80%            80 - 110%          110 - 130%          130 - 160%
     -------------------------------------------------------------------------------------------------